Exhibit 99.2

0 Announcement of Shareholders Meeting and Preliminary 2015 Results January 27, 2016

1 1 Forward Looking Statements This presentation contains statements which may be forward looking within the meaning of applicable securities laws. The statements include the expected completion of the acquisition of Diamond Foods, Inc., the time frame in which the acquisition wi ll occur, and the expected benefits to Snyder's - Lance from completing the acquisition. The statements are subject to a number of ri sks and uncertainties. Factors that could cause actual results to differ include, among other things, the possibility that stockh old er approval may not be obtained or that other conditions to the closing of the merger may not be satisfied, the potential impact on the business of Snyder’s Lance or Diamond Foods due to the announcement of the transaction, the occurrence of any event, chan ge or other circumstances that could give rise to the termination of the definitive agreement, difficulties with the successful integration and realization of the anticipated benefits from the proposed acquisition, the ability of Snyder's - Lance to achieve its strategic initiatives, and general economic conditions. Therefore, actual results may differ materially and adversely from th ose expressed in any forward - looking statements. For information regarding other related risks, see the "Risk Factors" sections of each of Diamond Foods’ and Snyder's - Lance's most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q . Except as required by law, neither Snyder's - Lance nor Diamond Foods undertakes any obligation to update or revise publicly any forward - looking statement as a result of new information, future developments or otherwise. This presentation also includes projections regarding future revenues, earnings and other results which are based upon Snyder's - Lance's current expectations and assumptions, which are subject to a number of risks and uncertainties. Factors that could caus e actual results to differ include general economic conditions; volatility in the price or availability of inputs, including ra w m aterials, packaging, energy and labor; price competition and industry consolidation; changes in our top retail customer relationships; fai lure to successfully integrate acquisitions; loss of key personnel; failure to execute and accomplish our strategy; concerns with the safety and quality of certain food products or ingredients; adulterated, misbranded or mislabeled products or product recalls; disru pti on of our supply chain or information technology systems; improper use of social media; changes in consumer preferences and tast es or inability to innovate or market our products effectively; reliance on distribution through a significant number of indepen den t business owners; protection of our trademarks and other intellectual property rights; impairment in the carrying value of goo dwi ll or other intangible assets; new regulations or legislation; interest and foreign currency exchange rate volatility and the in ter ests of a few individuals who control a significant portion of our outstanding shares of common stock may conflict with those of other stockholders, which have been discussed in greater detail in the most recent Form 10 - K and other reports filed by Snyder’s Lance with the Securities and Exchange Commission.

2 2 Introduction □ We are pleased to announce that our acquisition of Diamond Foods has cleared FTC and SEC reviews □ We are therefore holding shareholder meetings on February 26 th to vote on the transaction □ We will also use our time today to announce our preliminary unaudited 2015 financial results □ We look back on 2015 with mixed reviews: » We drove 4% revenue growth, excluding the 53 rd week in 2014, and expanded margins » 5% growth in our Branded business resulted in market share gains in all 5 core brands » However, we did not deliver on anticipated results due to certain headwinds in the second half of 2015

3 Despite recent headwinds, we realized several achievements in 2015 Drove 4% Revenue Growth □ Drove Net Revenue of $1.66 billion or 4% growth , excluding the impact of a 53 rd week in 2014 ($30M in sales) □ Grew our Branded business by 5%, excluding the 53 rd week x Expanded Operating Margins □ Expanded operating margins to 7.2% for the full year and 9.5% for the 4 th Quarter by focusing on cost savings initiatives and improved sales mix x Announced Diamond Foods Acquisition □ We reached agreement on the transformational Diamond Foods acquisition x Implemented “Drive for 10” Program □ Implemented our “Drive for 10” program focused on accelerating our margin enhancement x Increased EPS by 10% □ Increased EPS by ~10% from $0.92 to $1.00 - $1.02 , excluding special items, despite overlapping a 53 rd week in 2014 x Gained Market Share in All Core Brands □ Despite a tougher retailing environment, we posted market share gains in all 5 of our Core Brands x

4 We drove market share and household penetration gains across all 5 Core Brands 2015 Market Share □ Base business renovation and new product innovation supported by an effective marketing campaign , “Discover our Pretzelbilities ” □ Product enhancements (e.g. formulation and packaging redesign) and entry into the breakfast snacks category with “Quick Starts” □ Distribution gains in new and existing markets enhanced by strong trial and repeat rates □ Enhanced better - for - you positioning with Non - GMO conversion and strong seasonal innovation □ Successful better - for - you innovation supported by expanded distribution leveraging our DSD network Driver of Gains

5 “Drive for 10” will ensure that we deliver significant margin enhancement in 2016 on our base business □ We made significant progress in Q3 and Q4 on implementing our “ Drive for 10” program which focuses on cost savings and productivity improvements □ The program is a company - wide, cross - functional effort , led by senior leaders and staffed with talented associates □ We identified significant margin enhancement initiatives through our “Drive for 10” program and began implementation in Q4 □ We will continue to track and monitor the progress against our “Drive for 10” initiatives to ensure we deliver our results “Drive for 10” Program Highlights

6 6 We experienced headwinds in the 4 th Quarter that impacted sales; however, our brands still posted year over year growth • These headwinds drove a Total Net Sales decline of 0.7% in Q4 (when adjusted for the 53rd week in 2014) • Despite the overall decline in sales, our brands continued to grow in a tough environment posting 2.5% growth in Q4 • The loss in revenue was a major factor in EPS shortfall for 2015 • We were able to offset a portion of the EPS hit from revenue due to our margin expansion program , the impact of this program can be seen in our 9.5% operating margin for the fourth quarter • Strategic changes at a major customer impacted space, displays and store inventory levels for our branded business • We expect these changes to continue into 2016 • This industry slowdown impacted the snacking categories where our Branded and Partner Brands business compete • We expect these conditions to carry into 2016 • Lost contract and branded sales during an unexpected power outage from heavy storms at one of our largest bakeries • Production was completely restored in Q4 Production outage in large manufacturing location Strategic changes by a large customer General slowdown in industry and market growth

7 7 Estimated Net Revenue by Product Category $ million (Unaudited) Fourth Quarter 2015 Estimated Net Sales Branded Partner Brand Other Full Year 2015 Estimated Net Sales Net Revenue Q4 2015 $289 $79 $38 $406 2015 vs. 2014 $7 - $ 4 - $6 - $3 2.5% - 4.3% - 14.1% - 0.7% Branded Partner Brand Other Net Revenue 2015 $1,156 $335 $166 $1,657 2015 vs. 2014 $57 - $1 $ 11 $67 5.2% - 0.3% 6.9% 4.2% Note: 2014 results are adjusted for the 53 rd week Note: 2014 results are adjusted for the 53 rd week

8 8 With our updated 2015 results, we are providing new guidance on our 2016 estimates □ We recognize that some of the headwinds we experienced in the second half of 2015 will continue into 2016 (e.g. strategic changes at a key customer, slowdown in market conditions) □ We remain confident in the growth potential and margin expansion of our business and we want to take this opportunity to update expectations for the continuation of these headwinds into 2016 2016 Guidance Net Revenue 2% - 4% growth EPS , excluding special items $1.24 - $1.32 Capital Expenditures $50M - $55M Note : On a standalone basis

9 9 The Diamond acquisition has a strong strategic rationale that we are confident in delivering Scale in purchasing & logistics – to drive synergies Reach with retailers across natural & traditional channels – to unlock growth International expansion opportunities – to unlock growth Scale in administration & manufacturing – to drive synergies Expanded “better - for - you” capabilities – to power innovation and unlock growth 5

10 10 We will build on our successful integration track record with Diamond in a way that maximizes shareholder value Business Continuity Capability Development Synergy Attainment • Identifying all actions that must be complete by closing to ensure that we maintain business continuity Our integration approach protects business continuity, builds capabilities and drives synergies • Building a stronger company and team that leverages “best of both” legacy organizations • Identifying and quantifying synergy opportunities that will help us achieve our targets in a timely manner + 2011 2012 2013 2014 Successful Integration Track Record

11 11 We remain confident in our ability to deliver a transformational 2016 Deliver 2 – 4% growth on existing Snyder’s - Lance business 2016 Realize significant margin enhancement from “Drive for 10” Close the Diamond transaction in Q1 of 2016 Deliver anticipated synergies in 2016 and beyond 10

12 12 We have received all necessary regulatory clearance to move forward with the Diamond transaction We are now in the process of gaining shareholder approval from Snyder’s - Lance and Diamond Foods shareholders We anticipate closing the transaction in late February 2016 We anticipate closing the Diamond transaction in late February 2016